UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 23, 2018

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2018, Tenet Healthcare Corporation (the “Company”) entered into a support agreement (the “Support Agreement”) with Glenview Capital Management, LLC, Glenview Capital Partners, L.P., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Offshore Opportunity Master Fund, Ltd. and Glenview Capital Opportunity Fund (collectively, “Glenview”).

Pursuant to the Support Agreement (i) Glenview agreed to withdraw its notice, dated February 2, 2018, to the Company indicating its intention to propose an amendment to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) at the 2018 annual meeting of the Company’s shareholders, which the Company plans to hold in early May, and (ii) the Company agreed to amend the Bylaws (as discussed in Item 5.03 below).

The Support Agreement includes, among other provisions, certain standstill and voting commitments by Glenview to the Company, including that Glenview and its affiliates will not beneficially own more than twenty percent (20%) of the Company’s outstanding shares through March 23, 2019.

The description of the Support Agreement contained herein is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set form under Item 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements Of Certain Officers.

On March 24, 2018, the Company entered into an employment agreement with Ronald A. Rittenmeyer as the Company’s Executive Chairman and Chief Executive Officer (the “Employment Agreement”). The Employment Agreement provides that Mr. Rittenmeyer will serve as the Company’s Executive Chairman and Chief Executive Officer for the two-year period beginning March 1, 2018 and concluding February 28, 2020 (the “Term”), subject to earlier termination in accordance with the terms of the Employment Agreement. The Employment Agreement provides that Mr. Rittenmeyer will receive an annualized base salary of $1,200,000 for his services as the Executive Chairman and Chief Executive Officer. In addition, Mr. Rittenmeyer will receive an award of restricted stock units with a grant date fair value equal to $7,000,000, which will vest in equal quarterly installments throughout Mr. Rittenmeyer’s continued employment with the Company during the Term. Mr. Rittenmeyer will also receive an award of restricted cash equal to $7,000,000, which will also vest in equal quarterly installments throughout Mr. Rittenmeyer’s continued employment with the Company during the Term. The grant date for these awards will be the last trading day in March, in accordance with the Company’s policy for equity grants awarded outside of the annual grant cycle. Mr. Rittenmeyer will participate in the Company’s Annual Incentive Plan (“AIP”), but will not be covered by its Executive Severance Plan or receive additional grants under its long-term incentive compensation program.

Upon certain terminations of Mr. Rittenmeyer’s employment with the Company, the Employment Agreement provides that Mr. Rittenmeyer will be entitled to receive, subject to his execution of a release of claims in favor of the Company, (1) accrued but unpaid base salary through the date of termination, (2) reimbursement for unreimbursed business expenses incurred through the termination date, (3) payment of any earned but unpaid AIP bonus for the year prior to the year in which the termination of employment occurs, (4) a lump sum payment equal to the amount of base salary that remains payable through the conclusion of the Term, (5) a pro-rata AIP bonus for the year in which the termination of employment occurs, (6) a lump sum payment equal to the AIP bonus Mr. Rittenmeyer would have had the opportunity to earn for the remainder of the Term, with such lump sum based on actual performance for the performance period in which Mr. Rittenmeyer’s employment occurs, and target performance for any remaining performance period thereafter during the Term, (7) accelerated vesting and settlement of all outstanding unvested restricted stock units and restricted cash, and (8) continued coverage under the Company’s health and welfare plans through the end of the Term. Pursuant to the Employment Agreement, Mr. Rittenmeyer is bound by perpetual confidentiality and nondisparagement covenants. The Employment Agreement also contains noncompetition and nonsolicitation of employees covenants that apply for the duration of Mr. Rittenmeyer’s employment with the Company and for one year thereafter.

This summary is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2018, the Bylaws were amended to include the following revisions:

•	amended the special meeting bylaw to provide that it can only be amended by the affirmative vote of a majority of stockholders;

•	added a requirement that the Company hold an annual meeting of the stockholders no later than thirteen (13) months after the last preceding annual meeting; and

•	added a provision governing the adoption and duration of stockholder rights plans.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto in marked form showing the amendments described above, and as Exhibit 3.2 hereto in unmarked form, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 26, 2018, the Company issued a press release announcing the entry into the Support Agreement, Glenview’s withdrawal of its proposal and the amendments to the Bylaws. A copy of the press release is furnished herein as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tenet Healthcare Corporation, effective March 23, 2018, marked for amendments

3.2	Amended and Restated Bylaws of Tenet Healthcare Corporation, effective March 23, 2018

10.1	Support Agreement, dated March 23, 2018, between Tenet Healthcare Corporation and Glenview Capital Management, LLC, Glenview Capital Partners, L.P., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Offshore Opportunity Master Fund, Ltd. and Glenview Capital Opportunity Fund

10.2	Employment Agreement, dated March 24, 2018

99.1	Press Release issued March 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: March 26, 2018	By:	/s/ PAUL A. CASTANON
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary